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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration Statement on Form S-8 (File No. 333-______) and in the related prospectus of our report, dated March 5, 1999, with respect to the consolidated financial statements and schedule of N-Viro International Corporation Inc. included in this Annual Report on Form 10-K for the year ended December 31, 1998.


                           /s/ McGLADREY & PULLEN, LLP
                           ---------------------------
                           McGLADREY & PULLEN, LLP



Elkhart, Indiana
April 15, 1999